UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): July 2, 2008


                             Avalon Oil & Gas, Inc.
                             ----------------------
               (Exact Name of registrant as specified in charter)

           Nevada                       1-12850                   84-1168832
           ------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)

             7808 Creekridge Circle, Suite 105 Minneapolis, MN 55439
             -------------------------------------------------------
                    (Address of principal executive offices)

                                 (952) 746-9652
                                 --------------
              (Registrant's telephone number, including area code)

          (Former Name or Former Address if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c).

Section 7 - Regulation FD
Item 7.01 Regulation FD Disclosure.

Avalon Oil & Gas, Inc. (the "Company") announced in a press release dated July 2, 2008 that it has signed a letter agreement to acquire all of the oil and gas producing assets owned by Bedford Energy, Inc. in the East Chandler Field, Lincoln County, Oklahoma. The Company will increase its current interest in the Grace #2 well and acquire working interests in four other producing wells in the East Chandler Field, the Grace #1, Grace #3, Grace #5A and Grace #6 wells, as follows:

     o The Company is increasing its working interest in the Grace #2 from 2.5% to 7.5%; and increasing its net revenue interest in the Grace #2 to 11.95%, which is producing 350 thousand cubic feet of gas per day. The Company initially acquired its working interest in the Grace #2 well in June, 2008.

     o The Company is acquiring a 10% working interest and 13.825% net revenue interest in the Grace #1, Grace #3, Grace #5A and Grace #6 wells. The Grace #5A has an initial potential of 50 barrels of oil per day and 300 thousand cubic feet of gas per day. The Grace #1, the Grace #3, the Grace #5 and the Grace #6 wells will be completed in the Hunton Lime.

     o The Company is acquiring a salt water disposal well and offset and development acreage in the two quarter sections of the East Chandler Field.

In addition, the Company will also acquire total reserves of 90,000 barrels of oil and 559 million cubic feet of gas.

The Hunton Lime Reserves from the Grace #1, the Grace #3 and the Grace #6 wells are estimated to be 48,000 barrels of oil and 423 million cubic feet of gas. The Upper Red Fork Sand reserves for the Grace #5A are estimated to be 30 million cubic feet of gas.

The Company will also be acquiring Prue Sand potential in the Grace #3, Grace #5A and the Grace #6 wells. Estimated Prue Sand reserves for these three wells are 33,000 barrels of oil and 81 million cubic feet of gas.

Section 9 - Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.

   Exhibit No.   Description
   -----------   -----------

       10 Letter Agreement dated July 1, 2008 between Avalon Oil & Gas, Inc. and Bedford Energy, Inc.

      99.1       Press Release dated July 2, 2008


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Avalon Oil & Gas, Inc.

Date:  July 7, 2007                             By: /s/ Kent Rodriguez
                                                --------------------------------
                                                Kent Rodriguez, President